PART STKP1O


                          SUPPLEMENT DATED MAY 27, 1997
                              TO THE PROSPECTUS OF
                           FRANKLIN PARTNERS FUNDS(R)
                                DATED MAY 1, 1997

On May 23, 1997, Shareholders of the Franklin Tax-Advantaged U.S. Government Securities Fund (the "Fund") approved its liquidation, which will be accomplished by distributing the value of the assets of the Fund to Shareholders in proportion to each Shareholder's interest in the Fund.

Shares are no longer available to persons who are not already shareholders in the Fund. Except as provided below, additional investments by U.S. and non-U.S. Shareholders will no longer be accepted.

Until the liquidation of the Fund, which is presently expected to occur on or about June 27, 1997, an investor may purchase shares of the Fund: 1) to exercise the dividend reinvestment option; 2) to purchase shares of the same class within 365 days of a redemption; 3) to exchange from another Franklin Templeton Fund, provided a sales charge will not be incurred in the exchange; 4) to complete a Letter of Intent; 5) through an existing automatic payroll deduction or automatic investment plan; or 6) for an IRA or similar tax-deferred account with an existing account in the Fund.

Any investor who chooses to purchase shares under any of these options should carefully consider the effect which the liquidation of the Fund and the distribution of the Fund's assets will have upon the investor and on the shares being purchased.